UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 30, 2023

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11495 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 419-7525

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into A Material Definitive Agreement.

Securities Purchase Agreement and Common Stock Warrant

On December 30, 2023, SANUWAVE Health, Inc. (“SANUWAVE” or the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), with the purchasers identified on the signature pages thereto (the “Purchasers”) for the sale by the Company in a private placement (the “Private Placement”) of (i) the Company’s future advance convertible promissory notes in an aggregate principal amount of approximately $1.9 million (the “Notes”), (ii) warrants to purchase an additional 46.5 million shares of common stock of the Company with an exercise price of $0.067 per share (the “First Warrants”) and (iii) warrants to purchase an additional 46.5 million shares of common stock of the Company with an exercise price of $0.04 per share (the “Second Warrants,” collectively with the First Warrants, the “Warrants”).  The exercise price of the Warrants is subject to adjustment, including if the Company issues or sells shares of common stock or Share Equivalents (as defined in the Warrants) for an effective consideration price less than the exercise price of the Warrants or if the Company lists its shares of common stock on the Nasdaq Capital Market and the average volume weighted average price of such common stock for the five trading days preceding such listing is less than $0.04 per share; provided, however, that the exercise price of the Warrants shall never be less than $0.01 per share. The Warrants have a five-year term. The closing of the Private Placement occurred on December 30, 2023 (the “Closing Date”). At the Closing Date, the Company received total proceeds of $1.8 million.

Notes

As described above, on December 30, 2023, the Company issued Notes to the Purchasers in an aggregate principal amount of $1.9 million. Pursuant to the Notes, the Company promised to pay each Purchaser, its designee or registered assigns (the “Holder”) in cash and/or in shares of common stock, at a conversion price of $0.04 (the “Conversion Price”), the principal amount (subject to reduction pursuant to the terms of the Note, the “Principal”) as may be advanced in disbursements (each, a “Disbursement” and together, the “Disbursements,” with total principal of outstanding Disbursements equaling Principal), and to pay interest at a rate of fifteen percent (15%) per annum (“Interest”) on any outstanding Principal at the applicable Interest rate from the date of the Notes until the Notes are accelerated, converted, redeemed or otherwise. The Conversion Price of the Notes is subject to adjustment, including if the Company issues or sells shares of common stock for a price per share less than the Conversion Price of the Notes or if the Company lists its shares of common stock on the Nasdaq Capital Market and the average volume weighted average price of such common stock for the five trading days preceding such listing is less than $0.04 per share; provided, however, that the Conversion Price shall never by less than $0.01.

In connection with the Private Placement, on December 30, 2023, the Company entered into a security agreement in favor of each Purchaser to secure the Company’s obligations under the Notes (the “Security Agreement”).

The rights of each Purchaser to receive payments under its Notes are subordinate to the rights of NH Expansion Credit Fund Holdings LP (“North Haven Expansion”) pursuant to a subordination agreement, which the Company and the Purchasers entered into with North Haven Expansion on December 30, 2023, in connection with the Private Placement (the “Subordination Agreement”).

Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into a registration rights agreement with the Purchasers on December 30, 2023 (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) no later than sixty (60) days following the Closing Date to register the resale of the number of shares of common stock issuable upon conversion of the Notes and exercise of the Warrants issued pursuant to such Purchase Agreement (the “Registrable Securities”) and to cause the Registration Statement to become effective within one-hundred eighty (180) days following the Closing Date. The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act of 1933, as amended (the “Securities Act”), until all Registrable Securities have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) of the Securities Act and otherwise without restriction or limitation pursuant to Rule 144 of the Securities Act, as determined by the counsel to the Company.

Waiver Letter

In connection with the Purchase Agreement, each Purchaser delivered a waiver letter (the “Waiver Letter”) to the Company, pursuant to which the Purchaser waived, through December 31, 2024, the Company’s obligation to (i) effect a reverse stock split of its common stock on or before December 31, 2023 pursuant to the Notes and the Warrants; (ii) reserve a specified number of shares of Company common stock from its duly authorized capital stock and amend the Company’s Articles of Incorporation to increase the number of authorized but unissued shares of common stock, in each case pursuant to the Purchase Agreement; and (iii) register the shares underlying the Notes and Warrants pursuant to the Registration Rights Agreement.

Letter Agreement

In connection with the Purchase Agreement, each Purchaser also delivered a letter agreement (the “Letter Agreements”) to the Company, pursuant to which the Purchasers agreed to receive shares of the Company’s common stock in exchange for the Notes and the Warrants immediately prior to the closing of the Company’s planned business combination with SEP Acquisition Corp. (“SEPA”).  Pursuant to the Letter Agreements, the Purchasers will receive, in the form of Company common stock at an exchange ratio of $0.04 per share, the full amount of principal and interest that would be due and payable on the Notes as of the maturity date. Warrants with an exercise price of $0.04 per share will be exchanged for 0.9 shares of Company common stock per share that are subject to such Warrants, and Warrants with an exercise price of $0.067 per share will be exchanged for 0.85 shares of Company common stock per share that are subject to such Warrants. The Purchasers will pay no new consideration to the Company in connection with these exchanges.

The foregoing descriptions of the Notes, the Warrants, the Purchase Agreement, the Security Agreement, the Subordination Agreement, the Registration Rights Agreement, the Waiver Letters and the Letter Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Note, the forms of Warrants, the Purchase Agreement, the Security Agreement, the Subordination Agreement, the Registration Rights Agreement, the form of Waiver Letter and the form of Letter Agreement, which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities in the Private Placement were offered and sold in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof. Each Purchaser represented that it was an accredited investor.

Forward-Looking Statements

This report may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. SANUWAVE’s and SEPA’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, the satisfaction of the closing conditions to the proposed merger and related transactions (the “Transactions”) contemplated by the Agreement and Plan of Merger, dated as of August 23, 2023 (the “Merger Agreement”), by and among SEPA, SEP Acquisition Holdings Inc., a Nevada corporation and a wholly owned subsidiary of SEPA, and SANUWAVE; the timing of the closing of the Transactions, including the exchanges pursuant to the Letter Agreements; and expected results for the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of SANUWAVE and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to consummate the Transactions, including due to any failure to obtain approval of the stockholders of SANUWAVE or SEPA or other conditions to the closing in the Merger Agreement, such as the requirement that SEPA shall have at least $12.0 million at closing resulting from proceeds of (a) SEPA’s Class A common stock that has not been redeemed and (b) a private placement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transactions; (4) the inability to obtain or maintain the listing of SEPA’s securities on Nasdaq following the Transactions; (5) costs related to the Transactions; (6) changes in applicable laws or regulations; (7) the possibility that SANUWAVE or SEPA may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties identified in the proxy statement/prospectus of SEPA and to be identified in the proxy statement of SANUWAVE (when available) relating to the Transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by SANUWAVE and SEPA. SANUWAVE and SEPA caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither SANUWAVE nor SEPA undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by SANUWAVE. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and SANUWAVE undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information About the Transactions and Where to Find It

SANUWAVE and SEPA will file relevant materials with the SEC, including a Form S-4 registration statement filed by SEPA, which includes a prospectus with respect to SEPA’s securities to be issued in connection with the proposed Merger and a proxy statement with respect to SEPA’s stockholder meeting at which SEPA’s stockholders will be asked to vote on the proposed Merger and related matters. In addition, SANUWAVE will file a proxy statement with respect to SANUWAVE’s stockholder meeting at which SANUWAVE’s stockholders will be asked to vote on the proposed Merger and related matters.  SANUWAVE’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE FORM S-4 AND THE AMENDMENTS THERETO AND, WHEN AVAILABLE, THE PROXY STATEMENT AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT SANUWAVE, SEPA AND THE TRANSACTIONS. When available, the proxy statement and other relevant materials for the Transactions will be mailed to stockholders of SANUWAVE as of a record date to be established for voting on the proposed Merger and related matters. The preliminary Form S-4 registration statement and preliminary proxy statements, the final Form S-4 registration statement and definitive proxy statements and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by SANUWAVE or SEPA with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, the documents filed by SANUWAVE may be obtained free of charge from SANUWAVE at https://sanuwave.com/. SANUWAVE’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to SANUWAVE at 11495 Valley View Road, Eden Prairie, Minnesota 55344, or by calling (770) 419-7525.

Participants in Solicitations

SANUWAVE and SEPA and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of SANUWAVE’s common stock in respect of the proposed Transactions. SANUWAVE’s stockholders and other interested persons may obtain more detailed information regarding the names and interests in the Transactions of SANUWAVE’s directors and executive officers in SANUWAVE’s and SEPA’s filings with the SEC, including the Form S-4 registration statement and, when filed, the definitive proxy statements. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.
Exhibit No.	Description
4.1	Form of Future Advance Convertible Promissory Note issued to certain purchasers, dated December 30, 2023
4.2	Forms of Common Stock Purchase Warrants issued to certain purchasers, dated December 30, 2023
10.1	Securities Purchase Agreement, dated December 30, 2023, by and among the Company and the purchasers identified on the signature pages thereto
10.2	Security Agreement, dated December 30, 2023, by and among the Company and certain lenders
10.3	Subordination Agreement, dated December 30, 2023, by and among the Company, NH Expansion Credit Fund Holdings LP and certain creditors
10.4	Registration Rights Agreement, dated December 30, 2023, by and among the Company and certain lenders
10.5	Form of waiver letter with purchasers in December 2023 offering
10.6	Form of letter agreement with purchasers in December 2023 offering
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: January 3, 2024	By:	/s/ Toni Rinow
	Name:	Toni Rinow
	Title:	Chief Financial Officer